                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report: January 31, 2001

                            Medix Resources, Inc.
            (Exact name of registrant as specified in its charter)

          Colorado                        0-24768                84-1123311
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

     7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO         80111
     (Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code: (303) 741-2045

          (Former name or former address, if changes since last report)

Item 5. Other Events.   Press release announcing time change for Medix
                 presentation at UBS Warburg's Global Healthcare Services
                 Conference.

Exhibits

             Exhibit 99.1 - Copy of the Press Release

                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: January 31, 2001                    By:/s/Patricia A. Minicucci
                                             Executive Vice President
                                              and Secretary